                                                                    EXHIBIT 23.4


                          CONSENT OF HARLAN CONSULTING
                         INDEPENDENT PETROLEUM ENGINEERS


As independent petroleum engineers, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates of reserves included in Toreador Resources Corporation's Annual Report (Form 10-K) for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                       /s/ L.E. HARLAN

                                       HARLAN CONSULTING


Dallas, Texas
January 11, 2001